                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 8, 2001





                           CIPHERGEN BIOSYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                          000-31617                    33-059-5156
(STATE OR OTHER JURISDICTION OF       [COMMISSION FILE NUMBER]          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                       IDENTIFICATION NUMBER)





                              6611 DUMBARTON CIRCLE
                                FREMONT, CA 94555
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (510) 505-2100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS

         On January 8, 2001, Ciphergen Biosystems, Inc. issued a press release announcing that its preliminary revenue forecast for the fourth quarter ending December 31, 2000, will be approximately $3 million, or approximately 10-15% below previous company expectations. The press release is attached as Exhibit
99.2 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.



     EXHIBIT
     NUMBER                                      DESCRIPTION
-----------------   -------------------------------------------------------------------
     99.2           Ciphergen Biosystems, Inc. Press Release issued January 8, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CIPHERGEN BIOSYSTEMS, INC.
                                         (Registrant)



Date:  January 8, 2001                   By:  /s/ William Rich
                                         ---------------------------------------
                                         William E. Rich
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER                                      DESCRIPTION
-----------------   -------------------------------------------------------------------
     99.2           Ciphergen Biosystems, Inc. Press Release issued January 8, 2001.



                                       -3-